Exhibit 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

That each person whose signature appears below, as a Director or Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, does hereby make, constitute and appoint CHARLES W. BURSON, NANCY E. HAMILTON, SONYA M. DAVIS, JENNIFER L. WOODS, or CHRISTOPHER A. MARTIN, or any one of them acting alone, his or her true and lawful attorneys and agents for the undersigned, to act on behalf of and in the name of the undersigned, with full power of substitution and resubstitution, place and stead, in any and all capacities, to execute and sign any registration statement on Form S-8 covering the registration of securities of the Company to be issued under the Monsanto Company 2005 Long-Term Incentive Plan, including the Monsanto Company Non-Employee Director Equity Incentive Compensation Plan, as approved by the Board of Directors of the Company and subject to Shareowner approval, and any and all amendments thereto, and documents in connection therewith, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, giving and granting unto said attorneys full power and authority to do and perform such actions as fully as they might have done or could do if personally present and executing any of said documents.

Dated and effective as of the 20th day of January, 2005.


          /s/ Frank V. AtLee III                      Director
--------------------------------------------
          (Frank V. AtLee III)

          /s/ John W. Bachmann                         Director
--------------------------------------------
          (John W. Bachmann)

          /s/ Hugh Grant                             Chairman of the Board, President and
--------------------------------------------         Chief Executive Officer, Director (Principal
          (Hugh Grant)                               Executive Officer)

          /s/ Gwendolyn S. King                      Director
--------------------------------------------
            (Gwendolyn S. King)

          /s/ Sharon R. Long                         Director
--------------------------------------------
          (Sharon R. Long)

          /s/ C. Steven McMillan                     Director
--------------------------------------------
          (C. Steven McMillan)

          /s/ William U. Parfet                      Director
--------------------------------------------
          (William U. Parfet)

          /s/ George H. Poste                        Director
--------------------------------------------
          (George H. Poste)

          /s/ Robert J. Stevens                      Director
--------------------------------------------
          (Robert J. Stevens)

          /s/ Terrell K. Crews                       Executive Vice President and
--------------------------------------------         Chief Financial Officer
          (Terrell K. Crews)                         (Principal Financial Officer)

          /s/ Richard B. Clark                       Vice President and Controller
--------------------------------------------         (Principal Accounting Officer)
          (Richard B. Clark)
